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SCHEDULE 14A INFORMATION
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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NEW PLAN EXCEL REALTY TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEW PLAN EXCEL REALTY TRUST, INC.
1120 Avenue of the Americas
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 14, 2003

Dear Stockholder:

        You are cordially invited to attend our 2003 annual meeting of stockholders to be held on Wednesday, May 14, 2003, at 10:00 a.m., New York City time, at

The Princeton Club of New York
The James Madison Room
15 West 43rd Street
New York, New York 10036-7497

for the following purposes:

  1.
  To elect two directors to serve one-year terms expiring in 2004 and to elect four directors to serve three-year terms expiring in 2006.

  2.
  To approve the New Plan Excel Realty Trust, Inc. 2003 Stock Incentive Plan.

  3.
  To transact such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on March 3, 2003 will be entitled to notice of and to vote at the meeting.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, IF YOU DESIRE.

By Order of the Board of Directors,
/s/ WILLIAM NEWMAN WILLIAM NEWMAN Chairman of the Board

New York, New York
March 21, 2003

NEW PLAN EXCEL REALTY TRUST, INC.
1120 Avenue of the Americas
New York, New York 10036

PROXY STATEMENT

ABOUT THE MEETING

  Why am I receiving this proxy statement?

        This proxy statement contains information related to the solicitation of proxies for use at our 2003 annual meeting of stockholders, to be held at 10:00 a.m., New York City time, on Wednesday, May 14, 2003 at the Princeton Club of New York, The James Madison Room, 15 West 43rd Street, New York, New York 10036-7497, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made on behalf of our Board of Directors. "We," "our," "us" and "New Plan" refer to New Plan Excel Realty Trust, Inc. and its subsidiaries and affiliates. This proxy statement, the enclosed proxy card and our 2002 annual report to stockholders are being mailed to stockholders beginning on or about April 7, 2003.

  Who is entitled to vote at the annual meeting?

        Only holders of record of our common stock and our voting Series D depositary shares at the close of business on March 3, 2003, the record date for the annual meeting, are entitled to receive notice of the annual meeting and to vote at the meeting. Our common stock and Series D depositary shares constitute the only classes of securities entitled to vote at the meeting.

  What are the voting rights of stockholders?

        Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on. Each Series D depositary share outstanding on the record date entitles its holder to cast one vote on each matter upon which holders of the common stock have the right to vote.

        Certain of our directors and executive officers are obligated to vote all of their shares of voting securities in favor of the proposals described in this proxy statement. As of the record date, these persons collectively beneficially owned or controlled the vote with respect to a total of approximately 2,219,920 shares of common stock, excluding shares that may be acquired upon exercise of stock options, which shares of common stock represent approximately 2.3% of the outstanding shares entitled to vote at the annual meeting.

  What will constitute a quorum at the annual meeting?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock and Series D depositary shares outstanding on March 3, 2003, in the aggregate, will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting. Broker non-votes are shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not voting on a particular proposal.

        As of the record date, there were 96,927,402 shares of common stock outstanding and 1,500,000 Series D depositary shares outstanding.

  How do I vote?

        You may vote either by completing and returning the accompanying proxy card or by completing a written ballot at the annual meeting.

  How are proxy card votes counted?

        If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote FOR the election of all nominees for our Board of Directors named in this proxy statement, FOR the approval of the 2003 Stock Incentive Plan and as recommended by our Board of Directors with regard to any other matters, or, if no such recommendation is given, in their own discretion.

  May I change my vote after I return my proxy card?

        Yes. You may revoke a previously granted proxy at any time before it is exercised by filing with our Secretary a notice of revocation or a duly executed proxy bearing a later date. Additionally, the powers of the proxy holders will be suspended regarding any person who executed a proxy but then attends the meeting in person and requests that their proxy be revoked. Attendance at the meeting will not, in itself, constitute revocation of a previously granted proxy.

  Who pays the costs of soliciting proxies?

        We will pay the costs of soliciting proxies. In addition to soliciting proxies by mail, our officers, directors and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons' out-of-pocket expenses.

        You should rely only on the information provided in this proxy statement. We have authorized no one to provide you with different information. You should not assume that the information in this proxy statement is accurate as of any date other than the date of this proxy statement or, where information relates to another date set forth in this proxy statement, then as of that date.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes, with approximately one-third of the directors scheduled to be elected by the stockholders annually. The terms of current directors Nina Matis, Melvin Newman, Glenn J. Rufrano, Bruce A. Staller and John Wetzler expire at the annual meeting, while the terms of the remaining directors expire at the annual meeting of stockholders to be held in 2004 and 2005, as specified below. On February 11, 2003, the Board of Directors duly adopted a resolution to increase the size of the Board of Directors from 10 directors to 11 directors, effective as of the date of the annual meeting. Ms. Matis and George Puskar have been nominated and recommended for election to serve as directors for one-year terms until the annual meeting of stockholders to be held in 2004. Messrs. Newman and Rufrano and Irwin Engelman and H. Carl McCall have been nominated and recommended for election to serve as directors for three-year terms until the annual meeting of stockholders to be held in 2006. Based on its review of the relationships between its existing directors and director nominees and the Company, the Board of Directors has affirmatively determined that if these nominees are elected, not less than a majority of the directors serving on the Board of Directors will be independent directors.

        The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board of Directors may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board of Directors, or, the Board of Directors may, as permitted by our bylaws, decrease the size of our Board of Directors.

Who are the nominees for election to the Board of Directors?

        The following information is submitted with respect to the nominees for election to the Board of Directors.

  Nominees for Election for Terms Expiring at the 2004 Annual Meeting of Stockholders

        Nina Matis, age 55, has been a director since October 2002. Ms. Matis is currently, and has been since 1986, a partner at the law firm of Katten Muchin Zavis Rosenman. She is also currently, and has been since November 1999, Executive Vice President of iStar Financial Inc., a publicly-traded real estate investment trust specializing in commercial real estate financing, where she also currently serves, and has served since 1996, as General Counsel.

        George Puskar, age 59, currently serves as Chairman of Solutions Manufacturing, Inc., a contract manufacturer of electronic components, and is a private investor. From June 1997 until June 2000, Mr. Puskar served as Chairman of the Board of Lend Lease Real Estate Investments, formerly known as ERE Yarmouth, the U.S. real estate unit of Lend Lease Corporation, an international financial services and real estate company. From 1988 to June 1997, he served as Chairman and Chief Executive Officer of Equitable Real Estate Management, Inc., a full service commercial real estate investment management company that was the largest manager of pension funds invested in real estate and a subsidiary of The Equitable Life Assurance Society of the United States. He is also currently a director of iStar Financial Inc. and a member of its investment committee.

  Nominees for Election for Terms Expiring at the 2006 Annual Meeting of Stockholders

        Irwin Engelman, age 68, is currently a consultant to various industrial companies. From November 1999 until April 2002, he served as Executive Vice President and Chief Financial Officer of YouthStream Media Networks, Inc., a media and retailing company serving high school and college markets. From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc., a privately-held financial holding company. From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc., a publicly-traded consumer products company. From 1978 until 1992, he served as an executive officer of various public companies including International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation and The Singer Company. He is currently a director of Sanford Bernstein Mutual Funds, a publicly-traded company.

        H. Carl McCall, age 67, has served on the board of the New York Stock Exchange since June 1999. He currently serves as Chairman of the New York Stock Exchange board's Audit and Finance Committee, and he previously Co-Chaired the board's Committee on Corporate Accountability. From May 1993 until December 2002, he served as Comptroller of the State of New York, from 1991 until May 1993, he served as President of the New York City Board of Education and from 1985 to 1993 he served as Vice President of Citicorp.

        Melvin Newman, age 61, has been a director since 1983. Mr. Newman is a private investor and the brother of William Newman.

        Glenn J. Rufrano, age 53, has been a director since 2000 and our Chief Executive Officer since February 2000. From February 2000 until March 2002, Mr. Rufrano also served as our President. He was a partner in The O'Connor Group, a diversified real estate firm, from its inception in 1983 until March 2000. He was Chief Financial Officer of The O'Connor Group from June 1990 to November 1994 and President and Chief Operating Officer from November 1994 to March 2000. He also was Co-Chairman of The Peabody Group, an association between The O'Connor Group and J.P. Morgan & Co., Inc., from September 1998 to March 2000. Mr. Rufrano is a director of Trizec Properties, Inc., a publicly-traded real estate company that owns, develops and manages office buildings, and of the National Association of Real Estate Investment Trusts. Mr. Rufrano's employment agreement with us provides that we nominate him at the 2003 annual meeting to serve as a director for a three-year term.

Who are our other directors?

        The following information is submitted with respect to those directors whose terms of office will continue after the annual meeting.

  Incumbent Directors—Terms Expiring at the 2004 Annual Meeting of Stockholders

        William Newman, age 76, has been our Chairman of the Board of Directors since our organization in 1972. He served as our Chief Executive Officer from 1972 to 1998 and as our President from 1972 to 1988. He served as President and Chief Executive Officer of our predecessor corporation, New Plan Realty Corporation, from the corporation's organization in 1961 through its reorganization in 1972. He is a past Chairman of the National Association of Real Estate Investment Trusts and has been actively involved in real estate for over 50 years. Mr. Newman's employment agreement with us provided that we nominate him at the 2001 annual meeting to serve as a director for a three-year term.

        Norman Gold, age 72, has been a director since our organization in 1972. He has been active in the practice of law for over 45 years and was a partner in the law firm of Altheimer & Gray for over 35 years.

  Incumbent Directors—Terms Expiring at the 2005 Annual Meeting of Stockholders

        Raymond H. Bottorf, age 61, has been a director since 1991. He has been Managing Partner of Global Real Estate Partners, LLC, a private merchant bank, since July 1999. Mr. Bottorf was the Managing Director of the New York office of the Global Real Estate Group of ABN-AMRO, Inc., an investment bank, from 1997 through July 1999. From 1990 to 1997, he was the President and sole director of U.S. Alpha, Inc., a wholly owned subsidiary of Stichting Pensioenfonds ABP, formerly Algemeen Burgerlijk Pensioenfonds, a Dutch pension fund.

        Matthew Goldstein, age 61, has been a director since 2000. He has been Chancellor of The City University of New York since September 1999. He formerly held the position of President of Adelphi University from June 1998 to August 1999 and President of Baruch College of The City University of New York from 1991 to June 1998.

        Gregory White, age 47, has been a director since 1994. Mr. White is a founding partner of Prima Capital Advisors, an investment advisory firm formed in January 2003. Mr. White served as Senior Vice President of Conning Asset Management Company, an investment advisory firm, from August 1998 until January 2003. From 1992 to August 1998, Mr. White was a founding partner and Managing Director of Schroder Mortgage Associates, an investment advisory firm. From 1988 to 1992, he was Managing Director of the Salomon Brothers Inc. real estate finance department. Mr. White also serves as a director of Acadia Realty Trust, primarily a neighborhood and community shopping center REIT, which is competitive with us in certain markets.

Vote Required

        The affirmative vote of a plurality of all the votes cast at the annual meeting, assuming a quorum is present, is necessary for the election of a director. Therefore, the six individuals with the highest number of affirmative votes will be elected to the six directorships. For purposes of the election of directors, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2

NEW PLAN EXCEL REALTY TRUST, INC.
2003 STOCK INCENTIVE PLAN

        This section provides a summary of the terms of the 2003 Stock Incentive Plan and the proposal to approve the plan.

        Recognizing that the Company's 1993 Stock Option Plan expires on May 3, 2003, the Board of Directors has approved the 2003 Stock Incentive Plan, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our 2003 Stock Incentive Plan as we believe that approval of the plan will enable us to provide long-term compensation to attract and retain highly qualified officers, directors and other key employees by offering those persons an opportunity to acquire or increase a direct proprietary interest in our operations and future success. In the judgment of the Board of Directors, an award under the 2003 Stock Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2003 Stock Incentive Plan participants with those of our stockholders.

How many shares will be available for issuance under the plan?

        The maximum number of shares of common stock available for issuance under the 2003 Stock Incentive Plan is four million seven hundred fifty thousand (4,750,000). The aggregate number of shares of common stock that are available for issuance of awards other than stock options is one million (1,000,000).

Who is eligible to participate in the plan?

        On the record date, there were seven executive officers, approximately 350 other employees and eight non-employee directors who would be eligible to participate in the 2003 Stock Incentive Plan. Awards may be made under the 2003 Stock Incentive Plan to any of our or our affiliates' employees, officers or directors. There are currently no participants in the 2003 Stock Incentive Plan. Because participation and the types of awards under the 2003 Stock Incentive Plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or groups of participants if the 2003 Stock Incentive Plan is approved are not currently determinable.

What are the material features of the plan?

        The material features of the 2003 Stock Incentive Plan are described below. You should also refer to the detailed provisions of the 2003 Stock Incentive Plan, a copy of which is attached as Appendix A to this proxy statement.

        Administration.    The Board of Directors has delegated to its compensation committee the authority to administer the 2003 Stock Incentive Plan. Subject to the terms of the plan, the compensation committee may select participants to receive awards, determine the types of awards and the terms and conditions of awards, and interpret provisions of the plan.

        Shares Reserved for Issuance under the Plan.    The shares issued or to be issued under the 2003 Stock Incentive Plan consist of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares then available for issuance under the 2003 Stock Incentive Plan will be increased by the amount of the shares that were covered by such award.

        Options.    The 2003 Stock Incentive Plan permits the granting of options to purchase common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options. Only our and our subsidiaries' employees are eligible to receive incentive stock options.

        The exercise price of each stock option may not be less than the fair market value of our common stock on the grant date. The fair market value is generally determined as the closing price of our common stock on the last trading day preceding the grant date. In the case of any 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the grant date. No repricing of options is permitted under the 2003 Stock Incentive Plan. On March 3, 2003, the closing price of the common stock as reported on the New York Stock Exchange was $19.30.

        The term of each stock option is fixed by the compensation committee and may not exceed 10 years from the grant date. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee.

        In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares, which if acquired from us have been held by the optionee for at least six months, or by means of a broker-assisted cashless exercise. Our executive officers or directors will not be permitted to pay the exercise price of an option by means of cashless exercise unless they have obtained our express prior consent and the cashless exercise is in compliance with law.

        Stock options granted under the 2003 Stock Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

        Other Awards.    The compensation committee may also award:

  •
  restricted stock, which are shares of common stock subject to restrictions.

  •
  unrestricted stock, which are shares of common stock free of restrictions.

  •
  stock units, which are shares of common stock units subject to restrictions.

  •
  dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock.

  •
  stock appreciation rights, which are a right to receive a number of shares of common stock or, in the discretion of the compensation committee, an amount in cash or a combination of stock and cash, based on the increase in the fair market value of the stock underlying the right during a stated period specified by the compensation committee.

  •
  performance and annual incentive awards, which are ultimately payable in shares of common stock. The performance goals for these performance and annual incentive awards will consist of one or more business criteria and a targeted level of performance for each criteria as determined by the compensation committee. The performance goals may differ for grants to any one grantee or to different grantees. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the compensation committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the compensation committee so designates. Such employees include the chief executive officer and the four highest compensated executive officers other than the chief executive officer, determined at the end of each year, the "covered employees".

        The compensation committee may also grant stock options or any of these other awards instead of cash compensation. Where the compensation committee elects to grant such awards, the value of common stock subject to the award will be equivalent in value to the value of the cash compensation, or, the option price, grant price or purchase price of the award will be equal to the fair market value of the underlying common stock minus the value of the cash surrendered.

        Effect of Certain Corporate Transactions.    Certain change of control transactions involving us, such as a sale of substantially all of our assets or a merger transaction, may cause awards granted under the 2003 Stock Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

        Adjustments for Stock Dividends and Similar Events.    The compensation committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2003 Stock Incentive Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

        Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1 million for compensation paid to our covered employees. Performance-based compensation is excluded from this limitation. The 2003 Stock Incentive Plan is designed to permit the compensation committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

        To qualify as performance-based:

  •
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  •
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

  •
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made; and

  •
  the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied, except that no certification is required in connection with stock options that have an exercise price equal to the fair market value on the grant date.

        In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the shares after the date of grant.

        Under the 2003 Stock Incentive Plan, one or more of the following business criteria may be used exclusively by the compensation committee in establishing performance goals:

  •
  total stockholder return;
  •
  total stockholder return as compared to total return, on a comparable basis, of a publicly available index such as the Standard & Poor's 500 Stock Index;
  •
  net income;
  •
  pretax earnings;
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  earnings before interest expense, taxes, depreciation and amortization;
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  pretax operating earnings after interest expense and before bonuses, service fees and extraordinary or special items;
  •
  operating margin;
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  earnings per share;
  •
  return on equity;
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  return on capital;
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  return on investment;
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  operating earnings;
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  working capital;
  •
  ratio of debt to stockholders' equity;
  •
  revenue; and
  •
  funds from operations.

        Under the Internal Revenue Code, a director qualifies as an "outside director" if he or she is not one of our current or former employees who receives compensation for prior services, other than under a qualified retirement plan; has never been one of our officers; and does not receive, directly or indirectly, including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest, remuneration from us in any capacity other than as a director.

        In order to satisfy the conditions of Section 162(m), the 2003 Stock Incentive Plan is required to set forth a maximum number of shares of common stock that can be awarded to any one person during the term of the plan. For purposes of complying with this condition, the 2003 Stock Incentive Plan provides that the maximum number of shares of common stock subject to options and subject to awards other than options that can be awarded under the plan to any one person is the maximum amount issuable on an aggregate basis under the plan (4,750,000 shares of common stock for options and 1,000,000 shares of common stock for awards other than options).

When does the plan terminate?

        The 2003 Stock Incentive Plan terminates automatically ten years after its effective date, which is the date the plan is approved by the stockholders. The Board of Directors may terminate or, subject to certain limitations, amend the plan at any time and for any reason. Amendments are contingent upon stockholder approval to the extent required by the Board of Directors, applicable law or applicable listing requirements.

What are the federal income tax consequences of awards under the plan?

        Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply, and any gain realized upon a disposition of our shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise, the "holding period requirement". We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the shares in an amount generally equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price, but not in excess of the gain realized on the sale. The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

        Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares, generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares are subject to restrictions, that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture. However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, less the purchase price, if any, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse, less the purchase price, if any, will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Unrestricted Stock.    A grantee who is awarded unrestricted stock will recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. We will generally be allowed a business expense deduction in the same amount and at the same time as the grantee recognizes any ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code.

        Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the 2003 Stock Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2003 Stock Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Performance and Annual Incentive Awards.    The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Vote Required

        The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the 2003 Stock Incentive Plan, provided that the number of votes cast for this proposal represents at least 50% of all outstanding shares of stock entitled to vote at the annual meeting. Abstentions and broker non-votes will have no effect on the result of the vote on the proposals, assuming that the number of votes cast for this proposal represents at least 50% of all outstanding shares of stock entitled to vote at the annual meeting. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2003 Stock Incentive Plan.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2003 STOCK INCENTIVE PLAN.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

How often did the Board of Directors meet during 2002?

        During 2002, the Board of Directors held eight meetings, including telephonic meetings, and took action by unanimous written consent five times. All directors attended at least 75% of Board and applicable committee meetings on which he or she served during his or her period of service.

Does the Board of Directors have a lead director?

        On February 11, 2003, the Board of Directors established the position of "lead" director. The Board will, on an annual basis, select the lead director from among the Board's independent directors. The lead director will serve as the focal point of communications between the Board of Directors and management and lead executive sessions of non-management directors. The lead director is currently Raymond H. Bottorf. Interested parties may communicate with the lead director by either (i) sending any correspondence they may have in writing to the "Lead Director" c/o General Counsel of New Plan, who will then directly forward such correspondence to the lead director, or (ii) e-mailing correspondence directly to the Lead Director at lead.director@newplan.com.

What committees has the Board of Directors established and how often did those committees meet during 2002?

        The Board of Directors has an audit committee, an executive compensation and stock option committee, a nominating committee and a corporate governance committee.

        Audit Committee.    The audit committee currently consists of three directors, Raymond H. Bottorf, who is chairman, Bruce A. Staller and John Wetzler, none of whom are our employees. The audit committee was established to assist the Board of Directors in the oversight of (i) our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) the qualification, independence and performance of our independent auditors and (iv) the performance of our internal audit function. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors and is also responsible to review with our independent auditors any issues they have encountered in the scope of their audit work. The audit committee is also charged with the tasks of reviewing our financial statements, financial reporting issues and adequacy of internal controls with management and our independent auditors. The audit committee met four times during 2002, including telephonic meetings. All of the members of the audit committee are independent of us, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Appendix B.

        Executive Compensation and Stock Option Committee.    The executive compensation and stock option committee, which we refer to as the "compensation committee," currently consists of three directors, Gregory White, who is chairman, Matthew Goldstein and John Wetzler, none of whom are our employees. The compensation committee was established to determine the compensation arrangements of our executive officers and to administer and approve grants of options to employees under our 1993 Stock Option Plan. All of the members of the compensation committee are independent of New Plan. The compensation committee met three times, including telephonic meetings, and took action by unanimous written consent two times during 2002.

        Nominating Committee.    The nominating committee currently consists of three directors, Matthew Goldstein, who is chairman, Norman Gold, and Gregory White. The nominating committee is charged with the tasks of seeking out and recommending to the Board of Directors qualified candidates for membership on the Board of Directors and reviewing and recommending changes in the size of the Board of Directors. The nominating committee is willing to consider nominees recommended by stockholders. Stockholders who wish to suggest qualified candidates must comply with the advance notice provisions and other requirements of Article II, Section 11 of our by-laws. All of the members of the nominating committee are independent of New Plan. The nominating committee met five times during 2002, including telephonic meetings.

        Corporate Governance Committee.    The corporate governance committee currently consists of seven directors, Norman Gold, who is chairman, Nina Matis, Bruce Staller, John Wetzler, Raymond Bottorf, Matthew Goldstein and Gregory White. The corporate governance committee is responsible for ensuring we are in adherence with good corporate governance principles. The corporate governance committee is responsible for developing and implementing our corporate governance guidelines that apply to all of our directors and management, our code of business conduct and ethics and our code of ethics for our chief executive officer and senior financial officers. The corporate governance committee is also charged with the task of ensuring we are in compliance with all New York Stock Exchange listing requirements. The corporate governance committee met two times during 2002, including telephonic meetings.

Do our directors receive any compensation for their service as directors?

        Directors who are not otherwise paid employees or consultants of New Plan currently receive annual compensation of $20,000, plus a fee of $1,000 for attendance, in person, at each meeting of the Board of Directors and a fee of $500 for each telephonic meeting. Directors also currently receive $500 for each committee meeting attended, including telephonic meetings, that is not on the same day as a meeting of the Board of Directors. The lead director currently receives additional annual compensation of $10,000 per year. The chairman of the audit committee currently receives additional annual compensation of $10,000, and the other directors who are members of the audit committee currently receive additional annual compensation of $5,000. Each director is reimbursed for expenses incurred in attending meetings, including committee meetings. If our stockholders approve the 2003 Stock Incentive Plan described in proposal 2 above, 50% of the $20,000 annual director compensation will be paid in cash and 50% through the issuance of shares of our common stock. Directors who are also officers of New Plan are not paid director fees or meeting fees.

        Pursuant to the terms of our 1994 Directors' Stock Option Plan every duly elected and qualified director is entitled to receive, on an annual basis, options to purchase shares of our common stock in accordance with the following formula: 3,000 shares, plus 250 shares multiplied by the number of years of continuous service beginning in 1997, including any portion of any fiscal year of service as a full year. The option price is the fair market value of the underlying shares of our common stock on the date of grant and the options are fully vested upon grant. The plan expires on May 15, 2004, unless sooner terminated by the Board of Directors. Directors who are also officers of New Plan do not receive options in their capacities as directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Who are our executive officers?

        The following is a list of our current executive officers that identifies their ages and principal functions.

        William Newman, age 76, has been our Chairman of the Board of Directors since our organization in 1972. He served as our Chief Executive Officer from 1972 to 1998 and as our President from 1972 to 1988. He served as President and Chief Executive Officer of our predecessor corporation, New Plan Realty Corporation, from the corporation's organization in 1961 through its reorganization in 1972. He is a past Chairman of the National Association of Real Estate Investment Trusts and has been actively involved in real estate for over 50 years.

        Glenn J. Rufrano, age 53, has been a director since 2000 and our Chief Executive Officer since February 2000. From February 2000 until March 2002, Mr. Rufrano also served as our President. He was a partner in The O'Connor Group, a diversified real estate firm, from its inception in 1983 until March 2000. He was Chief Financial Officer of The O'Connor Group from June 1990 to November 1994 and President and Chief Operating Officer from November 1994 to March 2000. He also was Co-Chairman of The Peabody Group, an association between The O'Connor Group and J.P. Morgan & Co., Inc., from September 1998 to March 2000. Mr. Rufrano is a director of Trizec Properties, Inc., a publicly-traded real estate company that owns, develops and manages office buildings, and of the National Association of Real Estate Investment Trusts.

        Scott MacDonald, age 55, has been our President and Chief Operating Officer since March 2002. From July 1995 until March 2002, he was President and CEO of CenterAmerica Property Trust, L.P., a private real estate company. From October 1983 until July 1995, he held various positions, including Executive Vice President and Chief Operating Officer, of The Hahn Company, a San Diego-based mall owner and developer.

        John B. Roche, age 45, has been our Executive Vice President since March 2002 and our Chief Financial Officer since May 2000. He was Senior Vice President of the financial services division of The Related Companies from May 1998 until May 2000. Mr. Roche served as Chief Financial Officer of Emmes Asset Management Corp. and Affiliates from April 1997 until May 1998 and Vice President of Finance of the Robert Martin Company from May 1991 until March 1997.

        Leonard I. Brumberg, age 59, has been our Executive Vice President since September 2000. Mr. Brumberg was Managing Director and Chief Operating Officer of City Center Retail Trust from October 1997 until September 2000 and Partner, Executive Vice President and Chief Administrative Officer of The O'Connor Group from June 1983 to December 1997.

        Steven F. Siegel, age 43, has been our Executive Vice President since March 2002 and our General Counsel since 1991. He was our Senior Vice President from September 1998 to March 2002. Mr. Siegel has also served as our Secretary from 1991 to September 1998 and since April 1999.

        Dean Bernstein, age 45, has been our Senior Vice President—Acquisitions/Dispositions since January 2001. He was our Senior Vice President—Finance from September 1998 to January 2001, our Vice President—Administration and Finance from 1994 to September 1998 and our Assistant Vice President from 1991 to 1994. Mr. Bernstein is the son-in-law of William Newman.

Compensation Tables

        The following tables contain certain compensation information for our Chief Executive Officer and our four other most highly compensated executive officers, which we refer to as our "named executive officers:"

  (a) Summary Compensation Table

							Long-Term Compensation
		Annual Compensation
Name & Title							Securities Underlying Options (#)	All Other Compensation (1)
	Year	Salary			Bonus
Glenn J. Rufrano Chief Executive Officer	2002 2001 2000	$ $ $	555,000 555,000 405,576	(2)	$ $ $	400,000 350,000 325,000	103,500 3,250 1,218,121	$ $	5,500 5,100 N/A
Scott MacDonald President and Chief Operating Officer	2002 2001 2000		$337,340 N/A N/A	(3)		$212,500 N/A N/A	250,000 N/A N/A		$5,500 N/A N/A
John B. Roche Executive Vice President and Chief Financial Officer	2002 2001 2000	$ $ $	291,578 283,384 168,373	(4)	$ $ $	195,000 175,000 160,000	75,000 75,000 150,000	$ $	5,500 4,575 N/A
Steven F. Siegel Executive Vice President, General Counsel and Secretary	2002 2001 2000	$ $ $	266,000 258,384 248,505		$ $ $	175,000 110,000 95,000	75,000 75,000 75,000	$ $ $	5,500 5,100 20,250
Leonard I. Brumberg Executive Vice President	2002 2001 2000	$ $ $	260,885 254,192 67,808	(5)	$ $ $	115,000 110,000 30,000	75,000 75,000 75,000	$ $	5,500 1,210 N/A

(1)
Represents our 401(k) plan contribution for each named executive officer. In the case of Mr. Siegel, includes $15,000 paid in 2000 as a result of his inability to exercise certain in-the-money options that expired during a period in which Mr. Siegel was subject to a lock-up agreement prohibiting him from selling stock of New Plan. Excludes certain other personal benefits, the total value of which was less than the lesser of $50,000 or 10% of the total salary and bonus paid or accrued by New Plan for services rendered by each named executive officer during the year indicated.
(2)
The amount set forth as salary for Mr. Rufrano for 2000 represents actual salary paid to him from his hire date (February 23, 2000) to December 31, 2000. His annualized salary for 2000 was $555,000.
(3)
The amount set forth as salary for Mr. MacDonald for 2002 represents actual salary paid to him from his hire date (March 1, 2002) to December 31, 2002. His annualized salary for 2002 was $425,000.
(4)
The amount set forth as salary for Mr. Roche for 2000 represents actual salary paid to him from his hire date (May 15, 2000) to December 31, 2000. His annualized salary for 2000 was $275,000.
(5)
The amount set forth as salary for Mr. Brumberg for 2000 represents actual salary paid to him from his hire date (September 25, 2000) to December 31, 2000. His annualized salary for 2000 was $250,000.

  (b) Option Grants in 2002

					Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2002
Name & Title			Exercise Price Per Share	Expiration Date
					5%(1)		10%(1)
Glenn J. Rufrano Chief Executive Officer	100,000 3,500	7.7% 0.3%	$19.99 $19.66	4/1/2012 5/31/2012	$ $	1,257,000 43,260	$ $	3,185,000 109,655
Scott MacDonald President and Chief Operating Officer	250,000	19.3%	$19.99	4/1/2012		$3,142,500		$7,965,000
John B. Roche Executive Vice President and Chief Financial Officer	75,000	5.8%	$19.99	4/1/2012		$942,750		$2,389,500
Steven F. Siegel Executive Vice President, General Counsel and Secretary	75,000	5.8%	$19.99	4/1/2012		$942,750		$2,389,500
Leonard I. Brumberg Executive Vice President	75,000	5.8%	$19.99	4/1/2012		$942,750		$2,389,500

(1)
The 5% and 10% rates of appreciation were set by the SEC and are not intended to forecast future appreciation, if any, of our common stock.

  (c) Aggregated Option Exercises in 2002 and Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2002
					Value of Unexercised in-the-Money Options at December 31, 2002(1)
Name & Title	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Glenn J. Rufrano Chief Executive Officer	—	—	209,750	600,000	$1,277,768	$3,138,750
Scott MacDonald President and Chief Operating Officer	—	—	0	250,000	N/A	$0
John B. Roche Executive Vice President and Chief Financial Officer	40,000	$233,036	14,000	246,000	$53,876	$728,649
Steven F. Siegel Executive Vice President and General Counsel	3,130	$22,184	214,270	212,600	$154,933	$566,980
Leonard I. Brumberg Executive Vice President	3,500	$9,800	28,900	192,600	$131,117	$503,568

(1)
Based upon a closing price per share of our common stock of $19.09 on December 31, 2002.

Do we have employment agreements with our named executive officers?

        We have entered into employment agreements with each of Messrs. Rufrano, MacDonald, Roche, Siegel and Brumberg. The principal terms of each of these agreements are summarized below.

        Glenn J. Rufrano Employment Agreement.    Mr. Rufrano's employment agreement provides for an initial term commencing on February 23, 2000 and ending on the fifth anniversary, February 23, 2005, extending automatically for additional one-year periods unless either New Plan or Mr. Rufrano elects not to extend the term. The employment agreement also provides that, during the term of the employment agreement, Mr. Rufrano continue to be nominated by us at our annual meetings of stockholders to serve as our director, and that we use reasonable good faith efforts to cause Mr. Rufrano to be elected as a director. In addition, the employment agreement provides that, during the term of his employment under the employment agreement, Mr. Rufrano be our Chief Executive Officer and be appointed as a full voting member of our Investment Committee, or any successor committee. The employment agreement further provides that he receive an annual salary of not less than $555,000 and that he is entitled to receive an annual cash bonus of up to 100% of his base salary as determined by the compensation committee. The employment agreement also provides that Mr. Rufrano receive certain fringe benefits in connection with his employment.

        Pursuant to the terms of his employment agreement and related option agreements, Mr. Rufrano was granted options to purchase 700,000 shares of our common stock, at an exercise price of $12.8125 per share, the closing price of our common stock on February 22, 2000. A total of 500,000 of these options vest ratably over five years commencing on the first anniversary of the grant date, while the remaining 200,000 vest upon the eighth anniversary of Mr. Rufrano's employment agreement, subject to acceleration in the fourth and fifth years in the event certain performance criteria are achieved. Mr. Rufrano also was granted options to purchase an additional 515,121 shares of our common stock at an exercise price of $12.8125 per share, all of which options vested immediately upon Mr. Rufrano's employment with us. Mr. Rufrano has since exercised these options. The shares that were acquired upon the exercise of these options are subject to restrictions, which restrictions lapse ratably over five years commencing on the first anniversary of the exercise for all but 60,000 shares. The restrictions on the remaining 60,000 shares lapse on the eighth anniversary of the employment agreement, subject to acceleration in the fourth and fifth years in the event certain performance criteria are achieved. Shares not vested upon termination of Mr. Rufrano's employment are subject to repurchase by us at the lesser of the original exercise price or the then-current market price of our common stock.

        If Mr. Rufrano's employment is terminated by us without "cause" or by Mr. Rufrano for "good reason," Mr. Rufrano will be entitled to severance benefits, including either:

  •
  the sum of $2.5 million, if the termination of employment occurs prior to the expiration of the initial term of the employment agreement, or

  •
  the base salary for Mr. Rufrano from the date of termination of employment through the end of the employment period under the employment agreement if the termination occurs after an extension of the original five-year term of the employment agreement.

In addition, Mr. Rufrano's stock options will fully vest as of the date of such termination. However, all of the foregoing is subject to certain provisions of the Internal Revenue Code of 1986, as amended, concerning "excess" parachute payments. "Good reason" is defined to include, among other things, a "change in control" of New Plan, as defined in the employment agreement. The employment agreement also provides for certain benefits upon Mr. Rufrano's death or disability. If the employment agreement is terminated by Mr. Rufrano without "good reason" or by us for "cause," for one year following the date of termination, Mr. Rufrano may not:

  •
  serve as an officer, employee, director or consultant of a REIT or other real estate business with a significant portion of its business involved with community shopping centers,

  •
  generally, engage in any business which is competing with us,

  •
  divert to any entity any of our business, or

  •
  solicit any of our officers, employees or consultants to leave.

        Additionally, Mr. Rufrano has agreed to support each proposal to be submitted to our stockholders that has been approved by our Board of Directors, and may not, directly or indirectly, take or cause any action to be taken that may interfere with such stockholder proposal. Mr. Rufrano also has agreed to vote or cause to be voted in favor of each stockholder proposal any shares of our common stock he owns or controls.

        As of the record date, Mr. Rufrano beneficially owned a total of 515,121 shares of our common stock, excluding shares that may be acquired upon exercise of stock options, which represent approximately 0.5% of the outstanding shares of stock entitled to vote at the annual meeting.

        Scott MacDonald Employment Agreement.    Mr. MacDonald's employment agreement provides for an initial term commencing on March 1, 2002 and ending on the third anniversary, March 1, 2005, extending automatically for additional one-year periods unless either New Plan or Mr. MacDonald elects not to extend the term. The employment agreement provides that, during the term of his employment under the employment agreement, Mr. MacDonald be our President and Chief Operating Officer. The employment agreement further provides that he receive an annual salary of not less than $425,000. His target bonus is 50% of base salary, but may be higher or lower as determined by the compensation committee; however, such bonus may not be less than $213,200 for the 2002 calendar year. The employment agreement also provides that Mr. MacDonald receive certain fringe benefits in connection with his employment.

        Pursuant to the terms of his employment agreement and related option agreements, Mr. MacDonald was granted options to purchase 250,000 shares of our common stock, at an exercise price of $19.99 per share, the closing price of our common stock on April 1, 2002. A total of 180,000 of these options vest ratably over five years commencing on the first anniversary of the grant date, while the remaining 70,000 vest upon the eighth anniversary of the grant date, subject to acceleration in the fourth and fifth years in the event certain performance criteria are achieved.

        If Mr. MacDonald's employment is terminated by us without "cause" or by Mr. MacDonald for "good reason," Mr. MacDonald will be entitled to severance benefits consisting of a lump sum payment equal to twice his average total compensation, including bonus, for the two fiscal years ending prior to the termination date and the full vesting of all stock options if the termination occurs more than one year after the grant date of the stock options. However, all of the foregoing is subject to certain provisions of the Internal Revenue Code of 1986, as amended, concerning "excess" parachute payments. "Good reason" is defined to include, among other things, a "change in control" of New Plan, as defined in the employment agreement. The employment agreement also provides for certain benefits upon Mr. MacDonald's death or disability. If the employment agreement is terminated by us without "cause" or by Mr. MacDonald for "good reason," for one year following the date of termination, Mr. MacDonald may not:

  •
  serve as an officer, employee, director or consultant of a REIT or other real estate business with a significant portion of its business involved with community or neighborhood shopping centers,

  •
  pursue or attempt to develop any project known to Mr. MacDonald and which we are pursuing, developing or attempting to develop as of the date of termination,

  •
  divert to any entity any such project,

  •
  solicit any of our officers, employees, other than secretarial staff, or consultants to leave.

        John B. Roche Employment Agreement.    Mr. Roche's employment agreement provides for an initial term commencing on May 15, 2000 and ending on May 15, 2003. The initial term was extended for three years until May 15, 2006 and extends automatically for additional one-year periods unless either New Plan or Mr. Roche elects not to extend the term. The employment agreement also provides that he be our Chief Financial Officer and that he receive an annual salary of not less than $294,000. In addition, the employment agreement provides that Mr. Roche receive an annual cash bonus of up to 100% of his base salary as determined by the compensation committee. The employment agreement also provides that Mr. Roche receive certain fringe benefits in connection with his employment.

        In accordance with the terms of his employment agreement and related option agreement, Mr. Roche was granted options to purchase 150,000 shares of our common stock on May 15, 2000, at an exercise price of $14.4375 per share, the closing price of our common stock on May 15, 2000. A total of 108,000 of these options vest ratably over five years commencing on the first anniversary of the grant date, while the remaining 42,000 vest upon the eighth anniversary of the grant date, subject to acceleration in the fourth and fifth years in the event certain performance criteria are achieved.

        If Mr. Roche's employment is terminated by us without "cause" or by Mr. Roche for "good reason," as such terms are used in the employment agreement, Mr. Roche will be entitled to severance benefits consisting of a lump sum payment equal to twice his average total compensation, including bonus, for the two fiscal years ending prior to termination date, continuation for a period of three years of all insurance coverage in effect for Mr. Roche on the termination date and the full vesting of all stock options granted more than one year prior to the date of termination. In addition, Mr. Roche's stock options will fully vest as of the date of such termination. However, all of the foregoing is subject to certain provisions of the Internal Revenue Code of 1986, as amended, concerning "excess" parachute payments. "Good reason" is defined to include a "change of control" of New Plan, as defined in the employment agreement. The employment agreement also provides for certain benefits upon Mr. Roche's death or disability. If the employment agreement is terminated by Mr. Roche without "good reason" or by us, regardless of whether we have "cause," for one year following the date of termination Mr. Roche may not:

  •
  serve as an officer, employee, director or consultant of a REIT or other real estate business with a significant portion of its business involved with community shopping centers,

  •
  generally, engage in any business which is competing with us,

  •
  divert to any entity any of our business, or

  •
  solicit any of our officers, employees or consultants to leave.

        Steven F. Siegel Employment Agreement.    The employment agreement of Mr. Siegel provides for a term ending December 31, 2003 and extends automatically for additional one-year periods unless either New Plan or Mr. Siegel elects not to extend the term. The employment agreement also provides that he be our Senior Vice President and General Counsel, and that he receive an annual salary of not less than $268,000. In addition, the employment agreement provides that Mr. Siegel receive an annual cash bonus of up to 50% of his base salary as determined by the compensation committee, and that he receive certain fringe benefits in connection with his employment.

        If Mr. Siegel's employment is terminated by us without "cause" or by Mr. Siegel for "good reason," as such terms are defined in the employment agreement, Mr. Siegel will be entitled to severance benefits consisting of a lump sum payment equal to twice his average total compensation, including bonus, for the two fiscal years ending prior to the termination date, continuation for a period of three years of all insurance coverage in effect for Mr. Siegel on the termination date, the full vesting of all stock options granted more than one year prior to the date of termination and the cancellation of any loans made by us to Mr. Siegel after the date of the employment agreement. In addition, Mr. Siegel's stock options will fully vest as of the date of such termination. However, all of the foregoing is subject to certain provisions of the Internal Revenue Code of 1986, as amended, concerning "excess" parachute payments. "Good reason" is defined to include a "change in control" of New Plan, as defined in the employment agreement. The employment agreement also provides for certain benefits upon the death or disability of Mr. Siegel. If the employment agreement is terminated by Mr. Siegel without "good reason" or by us for "cause," for one year following the date of termination, Mr. Siegel will not:

  •
  engage in any business which is competing with us,

  •
  divert to any entity any of our business, or

  •
  solicit any of our officers, employees or consultants to leave.

        Leonard I. Brumberg Employment Agreement.    The employment agreement of Mr. Brumberg provides for an initial term ending September 25, 2003, which initial term was extended two years to September 25, 2005, and extends automatically for additional one-year periods unless either New Plan or Mr. Brumberg elects not to extend the term. The employment agreement also provides that he be our Executive Vice President, and that he receive an annual salary of not less than $263,000. In addition, the employment agreement provides that Mr. Brumberg receive an annual cash bonus as determined by the compensation committee, and that he receive certain fringe benefits in connection with his employment.

        In accordance with the terms of his employment agreement and related option agreement, Mr. Brumberg was granted options to purchase 75,000 shares of our common stock on September 25, 2000, at an exercise price of $14.00 per share, the closing price of our common stock on September 22, 2000. A total of 54,000 of these options vest ratably over five years commencing on the first anniversary of the grant date, while the remaining 21,000 vest upon the eighth anniversary of the grant date, subject to acceleration in the fourth and fifth years in the event certain performance criteria are achieved.

        If Mr. Brumberg's employment is terminated by us without "cause" or by Mr. Brumberg for "good reason," as such terms are defined in the employment agreement, Mr. Brumberg will be entitled to severance benefits consisting of a lump sum payment equal to twice his average total compensation, including bonus, for the two fiscal years ending prior to the termination date, continuation for a period of three years of all insurance coverage in effect for Mr. Brumberg on the termination date, the full vesting of all stock options granted more than one year prior to the date of termination and the cancellation of any loans made by us to Mr. Brumberg after the date of the employment agreement. In addition, Mr. Brumberg's stock options will fully vest as of the date of such termination. However, all of the foregoing is subject to certain provisions of the Internal Revenue Code of 1986, as amended, concerning "excess" parachute payments. "Good reason" is defined to include a "change in control" of New Plan, as defined in the employment agreement. The employment agreement also provides for certain benefits upon the death or disability of Mr. Brumberg. If the employment agreement is terminated by Mr. Brumberg without "good reason" or by us for "cause," for one year following the date of termination, Mr. Brumberg will not:

  •
  engage in any business which is competing with us,

  •
  divert to any entity any of our business, or

  •
  solicit any of our officers, employees or consultants to leave.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding our equity compensation plans as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by stockholders	4,506,624	(1)	$18.6334	5,153,033	(2)
Equity compensation plans not approved by stockholders (3)	660,976		$12.8125	0
Total	5,167,600		$17.9513

(1)
Includes 650,000 securities that are no longer issuable as a result of subsequent option exercises.

(2)
On March 10, 2003, 649,999 of these securities remaining available for future issuance were issued in the form of option grants. The balance of these securities, except for 73,700 shares issuable under our director stock option plan, will no longer be available for future issuance after May 3, 2003, the date on which our 1993 Stock Option Plan expires.

(3)
In connection with Glenn Rufrano's employment as our Chief Executive Officer, the Board of Directors approved a Stock Option Agreement dated February 23, 2000 granting Mr. Rufrano 460,976 options to purchase our common stock. These options have an exercise price of $12.8125 per share, vest ratably over five years commencing on the first anniversary of the grant date and expire ten years from the grant date. The Board of Directors also approved a Stock Option Agreement dated February 23, 2000 granting Mr. Rufrano 200,000 options to purchase our common stock. These options have an exercise price of $12.8125 per share, vest upon the eighth anniversary of Mr. Rufrano's employment agreement, which is described above, subject to acceleration in the fourth and fifth years in the event certain performance criteria are achieved, and expire ten years from the grant date.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate SEC filings, in whole or in part, the following performance graph, the compensation committee report on executive compensation and the audit committee report will not be incorporated by reference into any such filings.

PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return of our common stock for the period from January 1, 1998 to December 31, 2002 to the S&P 500 Index and to the published National Association of Real Estate Investment Trust's All Equity Total Return Index, the "NAREIT Equity Index" over the same five-year period. The graph assumes that the value of the investment in our common stock and each index was 100 at January 1, 1998 and that all dividends were reinvested. The stockholder return shown on the graph below is not indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(1)

	Base Jan. 1, 1998	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002
New Plan Excel Realty Trust, Inc.	100.00	90.59	70.67	66.31	105.87	115.34
S&P 500	100.00	128.58	155.64	141.46	124.65	97.10
NAREIT Equity Index	100.00	82.50	78.69	99.43	113.29	117.61

(1)
The information for New Plan in this graph is based on the information of Excel Realty Trust, Inc. for the applicable time prior to the merger of Excel and New Plan Realty Trust and on the information of the combined company for the applicable time following the merger. The graph reflects the following transactions entered into by Excel prior to the merger: (A) a 20% stock dividend paid by Excel to its stockholders in connection with, and immediately prior to, the merger; and (B) the March 31, 1998 spin-off of Excel Legacy Corporation from Excel through the distribution, on a pro-rata basis, to the holders of Excel's common stock of all of the common stock of Excel Legacy Corporation held by Excel. The dividend value used to reflect the spin-off of Excel Legacy Corporation was $2.39 per share.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation committee of the Board of Directors currently consists of Messrs. White, Goldstein and Wetzler. Set forth below in full is the report of the compensation committee regarding the compensation paid by us to our executive officers with respect to fiscal year 2002.

What is our general compensation philosophy?

        Our compensation committee desires to implement compensation policies that seek to enhance stockholder value by aligning closely the financial interests of our executive officers with those of our stockholders. Our overall objectives are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in our business strategy, to link executive and stockholder interests through performance goals and equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results.

        In implementing compensation policies, our committee strives to ensure that our executive officers are compensated fairly in relation to compensation packages provided for executives with comparable positions and responsibilities at comparable public REITs and other real estate companies in the New York City area. From time to time our committee may retain outside compensation consultants to assist it in the performance of our responsibilities.

What are the components of our executive compensation?

        The components of our executive compensation program currently consist of base salary, bonus, and long-term incentive compensation, implemented through the use of stock options.

        Base Salary.    Our committee determines the base salary level of each of our executive officers by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent. Our committee intends to set base salaries at competitive levels relative to the base salaries paid to executive officers with comparable qualifications, experience and responsibilities at comparable public REITs and other real estate companies in the New York City area. These REITs constitute only a portion of the REITs included in the NAREIT Equity Index, which is used in the Performance Graph above to compare stockholder returns.

        While the employment agreements discussed above do not permit the base salaries of such executive officers to be reduced during the terms of the agreements, our committee will consider from time to time whether an increase in an executive officer's base salary is merited, taking into account the performance of the company and of the executive officer, and also taking into account new responsibilities, increases in pay levels at comparable public REITs and other real estate companies in the New York City area, and other matters deemed appropriate.

        Messrs. Roche, Siegel, Brumberg and Bernstein each received increases of 3% in their respective base salary from 2001 to 2002, while the base salary for Messrs. Rufrano and Newman did not change from 2001 to 2002. Mr. MacDonald's base salary was determined in accordance with the employment agreement entered into with Mr. MacDonald in connection with his becoming our President and Chief Operating Officer in March 2002.

        Bonus.    The range of bonuses is at the discretion of our committee and the amounts paid are based on, among other things, achievement of certain performance levels by the company, including growth in funds from operations, and the individual executive's performance and contribution to increasing funds from operations. For 2002 bonuses, our committee engaged an outside compensation consultant to assist us in setting bonus compensation at a level that was appropriate in relation to comparable companies and the performance of the Company and the executives during 2002. As a benchmark, our consultant provided us with comparisons to several peer groups of companies. Our committee reviewed the information provided with respect to an asset-based peer group (6 large public REITs focused on neighborhood and power shopping centers) and a geographic peer group (10 REITs and two other real estate operating companies that operate in the Northeastern United States). Based on this information, our committee established a comparative range of bonus compensation for each executive officer, with the low end being the average of the median bonus compensation paid by the asset-based peer group and the geographic peer group, and the high end being the average of the 75th percentile of bonus compensation paid by these two peer groups for such officer's comparable position at these other companies. After reviewing and considering these materials, our committee then determined bonuses to executive officers on an individual-by-individual basis, taking into account both the performance of the individual executive and the performance of the company as a whole. Bonuses for executive officers for 2002 performance ranged from 30-72% of base salaries of such officers. These bonuses were awarded in part as a result of, among other things, the substantial completion of the company's business plan announced in November 2000, the acquisition of approximately $1.2 billion of neighborhood and community shopping centers and the disposition and execution of other capital transactions of approximately $365 million with respect to various non-core assets of the Company.

        In the future, our committee expects to continue to evaluate bonus payments to executive officers based on performance criteria applicable to the company in general and to the individual executive officer in particular, the individual performance of each executive and by reference to the competitive marketplace for executive talent.

        Long-Term Incentive Compensation.    Our committee believes that long-term incentive compensation is an important component of executive compensation, as it aligns the financial interests of our executive officers more closely with those of our stockholders. In April 2002, our committee approved option grants of 75,000 shares to each of Messrs. Roche, Siegel, Brumberg and Bernstein, and 100,000 shares to Mr. Rufrano, as described below, which grants were designed to provide further incentive for executive performance. The size of these option grants was comparable to grants made in 2001. Also in April 2002, our committee approved an option grant of 250,000 shares to Mr. MacDonald, which grant was required to be awarded to him pursuant to the employment agreement he entered into in March 2002 when he became our President and Chief Operating Officer.

        In the future, our committee intends to consider various other forms of long-term incentive compensation for our executive officers in addition to grants of stock options, including grants of restricted stock and/or restricted stock units. Our committee expects that these awards will continue to be based on criteria applicable to the company in general and to the individual executive officer in particular, and by reference to the competitive marketplace for executive talent.

How do we compensate our Chief Executive Officer?

        Amounts paid during fiscal year 2002 to Glenn Rufrano, our Chief Executive Officer, are shown in the Summary Compensation Table. Mr. Rufrano entered into an employment agreement with us when he was hired in February 2000. Under this agreement, the company is obligated to pay him a certain minimum base salary, but there are no minimum requirements for bonus or other incentive compensation. The base salary paid to him in 2002 represented the minimum amount required to be paid under our employment agreement with him. Our committee approved a $400,000 bonus to Mr. Rufrano for 2002, based on his success in achieving the various goals established by the Board for the company in 2002, including execution of our plan to refocus on our retail franchise. Additionally, Mr. Rufrano was awarded an option grant of 100,000 shares in March 2002, which was designed to provide further incentive for his performance.

Are there any tax limits on our executive compensation?

        Our committee has reviewed the potential consequences for the company of Section 162(m) of the Internal Revenue Code, which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. In calendar year 2002, the limitation under Section 162(m) had no net tax effect on us. The limitations of Section 162(m) are not expected to have a material effect on us in calendar year 2003.

                      Respectfully submitted,

                      The Executive Compensation and Stock Option Committee of the Board of Directors

                      Gregory White (chairman)
                      Matthew Goldstein
                      John Wetzler

March 6, 2003

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The compensation committee was comprised of Messrs. White, Goldstein and Wetzler during 2002. No interlocking relationship existed between Mr. White, Mr. Goldstein or Mr. Wetzler and any member of any other company's board of directors, board of trustees or compensation committee during that period.

REPORT OF THE AUDIT COMMITTEE

        The audit committee has reviewed and discussed our audited consolidated financial statements for fiscal year 2002 with our management, and also has discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has received both the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from us. In addition, the audit committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP from us.

        Based on the foregoing, the audit committee recommended to the Board of Directors and authorized that our audited consolidated financial statements for fiscal year 2002 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                      Respectfully submitted,

                      The audit committee of the Board of Directors

                      Raymond H. Bottorf (chairman)
                      Bruce A. Staller
                      John Wetzler

March 3, 2003

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of the record date, we had 9,805 registered holders of our common stock and five registered holders of our Series D depositary shares. For purposes of this proxy statement, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein.

Ownership of Common Stock

        The following table sets forth, as of the record date, certain information as to the beneficial ownership of shares of our common stock, including shares of our common stock as to which a right to acquire beneficial ownership existed, for example, through the exercise of common stock options, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, by:

  •
  our current directors and director nominees,

  •
  the named executive officers, and

  •
  our current directors and director nominees, the named executive officers and the other current executive officers, as a group.

Unless otherwise indicated, each person had, as of the record date, sole voting and investment power with respect to such shares of our common stock, subject to community property laws where applicable. We do not know, based on filings made pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, of any person that beneficially owned more than 5% of our common stock outstanding as of the record date.

Name and Business Address (1)	Number of Shares of Common stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock
William Newman	1,871,300	(2)	1.9%
Glenn J. Rufrano	839,271	(3)	(4)
Scott MacDonald	41,000	(5)	(4)
John B. Roche	35,600	(6)	(4)
Steven F. Siegel	251,023	(7)	(4)
Leonard I. Brumberg	55,000	(8)	(4)
Raymond H. Bottorf	23,100	(9)	(4)
Nina Matis	0
Norman Gold	36,999	(10)	(4)
Matthew Goldstein	10,374	(11)	(4)
Melvin Newman	634,563	(12)	(4)
Bruce A. Staller	24,600	(13)	(4)
John Wetzler	25,185	(14)	(4)
Gregory White	30,428	(15)	(4)
George Puskar*	2,400	(16)	(4)
Irwin Engelman*	0
H. Carl McCall*	0
All Executive Officers and Directors (excluding director nominees) as a Group (15 individuals)	4,089,920	(17)	4.0%

*
Director nominee

(1)
The business address (i) of Messrs. William Newman, Rufrano, MacDonald, Roche, Siegel, Brumberg, Wetzler, Puskar, Engelman, McCall and Melvin Newman is 1120 Avenue of the Americas, New York, New York 10036, (ii) of Mr. Bottorf is 445 Park Avenue, New York, New York 10022, (iii) of Ms. Matis is 1114 Avenue of the Americas, New York, New York 10036, (iv) of Mr. Gold is 10 South Wacker Drive, Chicago, Illinois 60606, (v) of Mr. Goldstein is 535 E. 80th Street, New York, New York 10021, (vi) of Mr. Staller is P.O. Box 1996, Monrovia, California 91017, and (vii) of Mr. White is 500 Fifth Avenue, New York, New York 10036.

(2)
Includes 39,627 shares of our common stock owned by Mr. Newman's wife, 16,367 shares of our common stock held by Mr. Newman as custodian for his grandchildren and 260,720 shares of our common stock held by a family charitable foundation, as well as 166,500 shares of our common stock which Mr. Newman has the right to acquire upon exercise of common stock options. Mr. Newman disclaims any beneficial interest in the shares of our common stock held for his grandchildren and by the family charitable foundation.

(3)
Includes 324,150 shares of our common stock which Mr. Rufrano has the right to acquire upon exercise of common stock options.

(4)
Amount owned does not exceed 1% of class.

(5)
Includes 36,000 shares of our common stock which Mr. MacDonald has the right to acquire upon exercise of common stock options.

(6)
Represents shares of our common stock which Mr. Roche has the right to acquire upon exercise of common stock options.

(7)
Includes 246,670 shares of our common stock which Mr. Siegel has the right to acquire upon exercise of common stock options.

(8)
Includes 50,500 shares of our common stock which Mr. Brumberg has the right to acquire upon exercise of common stock options.

(9)
Includes 22,100 shares of our common stock which Mr. Bottorf has the right to acquire upon exercise of common stock options.

(10)
Includes 26,100 shares of our common stock which Mr. Gold has the right to acquire upon exercise of common stock options.

(11)
Includes 9,750 shares of our common stock which Mr. Goldstein has the right to acquire upon exercise of common stock options.

(12)
Includes 23,547 shares of our common stock owned by Mr. Newman's wife and 72,350 shares of our common stock held by The Morris and Ida Newman Family Foundation, of which Mr. Newman is the trustee, as well as 22,100 shares of our common stock which Mr. Newman has the right to acquire upon exercise of common stock options. Mr. Newman disclaims any beneficial interest in the shares of our common stock held by the foundation.

(13)
Represents shares of our common stock which Mr. Staller has the right to acquire upon exercise of common stock options.

(14)
Includes 889 shares of our common stock owned by Mr. Wetzler's wife and 354 shares of our common stock owned by Mr. Wetzler as custodian for his children, as well as 22,100 shares of our common stock which Mr. Wetzler has the right to acquire upon exercise of common stock options. Mr. Wetzler disclaims any beneficial interest in the shares of our common stock held by his children.

(15)
Includes 2,000 shares of our common stock held by Mr. White as custodian for his children, 1,000 shares of our common stock held by a trust for Mr. White's daughter of which

  Mr. White is a trustee, 1,000 shares of our common stock owned by Mr. White's wife, and 22,100 shares of our common stock which Mr. White has the right to acquire upon exercise of common stock options.

(16)
Includes 1,200 shares of our common stock held by Mr. Puskar's wife and 1,200 shares owned directly by Mr. Puskar.

(17)
Includes 1,184,670 shares of our common stock which the executive officers and directors have the right to acquire upon exercise of common stock options.

The determination that there were no other persons, entities or groups known to us to beneficially hold more than 5% of our common stock was based on a review of all statements filed with respect to New Plan since the beginning of the past fiscal year with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

Ownership of Series D Depositary Shares

        The following table sets forth, as of the record date, certain information as to the beneficial ownership of Series D depositary shares, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, by persons who beneficially owned more than 5% of the Series D depositary shares outstanding as of the record date, and is based on filings made pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934. Unless otherwise indicated, we believe that each person had, as of the record date and based on such filings, sole voting and investment power with respect to such Series D depositary shares, subject to community property laws where applicable. No current nominee director, named executive officer or other current executive officer owned any Series D depositary shares as of the record date.

Name and Business Address (1)	Number of Series D Depositary Shares Beneficially Owned		Percentage of Outstanding Series D Depositary Shares
Capital Research and Management Company	225,000	(2)	15.0%
The Bond Fund of America	112,500	(3)	7.5%
EquiTrust Investment Management Services, Inc.	160,000		10.7%

(1)
The business address (i) of Capital Research and Management Company and The Bond Fund of America is 333 South Hope Street, Los Angeles, California 90071 and (ii) of EquiTrust Investment Management Services, Inc. is 5400 University Avenue, West Des Moines, Iowa 50266.

(2)
Represents 225,000 Series D depositary shares that Capital Research and Management Company was deemed to beneficially own as a result of acting as investment advisor to various investment companies, and with respect to which Capital Research and Management Company had sole dispositive power, but no voting power. Capital Research and Management Company has disclaimed beneficial ownership of these Series D depositary shares pursuant to Rule 13d-4 under the Securities Exchange Act of 1934.

(3)
Represents 112,500 Series D depositary shares with respect to which The Bond Fund of America, which is managed by Capital Research and Management Company, had sole voting power, but no dispositive power.

The determination that there were no other persons, entities or groups known to us to beneficially hold more than 5% of the Series D depositary shares was based on a review of all statements filed with respect to New Plan since the beginning of the past fiscal year with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Norman Gold is a retired partner in the law firm of Altheimer & Gray, which has rendered various legal services to us during 2002 and may continue to render legal services to us. The total amount of fees paid by us to this firm for services rendered in 2002 was approximately $100,000.

        The following loans were made by us over a number of years to assist certain executive officers in their purchase of our common shares. Such loans are unsecured except as otherwise specifically noted.

  •
  In July 1997, we advanced a loan totaling $95,062 to Dean Bernstein. On December 31, 2002, Mr. Bernstein was indebted in the aggregate amount of $95,062 under these loans, which represented the maximum loan amount during 2002, represented by a demand note bearing interest at a rate of 5% per annum. Mr. Bernstein is our Senior Vice President—Acquisitions/Dispositions.

  •
  In June 1994 and July 1997, we advanced loans totaling $111,881 to Steven F. Siegel. On December 31, 2002, Mr. Siegel was indebted in the aggregate amount of $111,881 under these loans, which represented the maximum loan amount during 2002. The amount owed is represented by two demand notes, each bearing interest at 5% per annum. Mr. Siegel is our Executive Vice President, General Counsel and Secretary.

  •
  In February 2000, we advanced loans totaling $6,200,000 to Glenn Rufrano. On December 31, 2002, Mr. Rufrano was indebted in the aggregate amount of $5,643,578 under these loans (the maximum aggregate loan amount during 2002 was $5,772,842). The amount owed is represented by two notes—a recourse note in an original principal amount of $590,000 and a limited recourse note in an original principal amount of $5,610,000—each bearing interest at 8% per annum, and each with an outside maturity date of February 23, 2005. The $5,610,000 note is secured by a pledge of Mr. Rufrano's shares of our common stock. Mr. Rufrano is our Chief Executive Officer and a director.

        During 2002, we leased an office building from Page Associates on a net lease basis for an annual rental of approximately $191,000 per year and rental payments of $32,000 were made to Page Associates in 2002. We had leased this building from Page Associates since 1974. Page Associates is a partnership in which William Newman and Melvin Newman have an interest. We subleased the office building that we leased from Page Associates to an unrelated third party and received rent in excess of all payments made to Page Associates and other real estate expenses in each of the years we have rented the building from Page Associates. This lease and our sublease with our subtenant were terminated effective March 31, 2002.

        In February 2002, we consummated the purchase of 92 community and neighborhood shopping centers from CenterAmerica Property Trust, L.P., a private company majority owned by Morgan Stanley Real Estate Fund II. Upon the completion of this acquisition, Scott MacDonald, the President and Chief Executive Officer of CenterAmerica until the completion of the transaction, became our President and Chief Operating Officer. We acquired the assets from CenterAmerica for approximately $654 million, consisting of approximately $365 million of cash and the assumption of approximately $289 million of outstanding indebtedness, including a 10% managing membership interest in a joint venture with a private U.S. pension fund. As a less than 10% partner in CenterAmerica, Mr. MacDonald received his proportionate share of the proceeds distributed to CenterAmerica partners.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own 10% or more of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Executive officers, directors and greater than ten percent stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 they file.

        Based solely on our review of the copies of such forms received by us, and/or on written representations from certain reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that, other than as described below, our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2002. Mr. Bruce Staller, one of our directors, failed to timely file two Forms 4 reporting three transactions. Two of the transactions represented an option exercise and simultaneous sale and the other transaction was for the purchase of a de minimis amount of shares.

Relationship With Independent Accountants

        Our consolidated financial statements for the fiscal year ended December 31, 2002 have been audited by PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be available at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

        For services rendered during or in connection with our fiscal year 2002 and 2001, as applicable, PricewaterhouseCoopers LLP billed the following fees:

	2002	2001
Audit Fees	$279,000	$222,000
Audit-Related Fees	$0	$50,000
Tax Fees	$0	$0
All Other Fees	$0	$0

        Audit Fees for 2002 included bills for services in connection with our debt offering in June 2002 ($52,000), an 8-K filed by us in connection with our acquisition of a portfolio of properties ($15,000) and a review of the implementation of our new accounting software to ensure reliability and accuracy of the financial data ($15,000).

        Audit Fees for 2001 included bills for services in connection with the preparation of responses to the SEC following the SEC's review of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 ($50,000) and an 8-K filed by us in connection with the disposition of our garden apartment portfolio ($22,000). The $50,000 in Audit-Related Fees for 2001 was billed for advisory services rendered in connection with the disposition of our garden apartment portfolio.

Are there any other matters coming before the 2003 annual meeting?

        No other matters are to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies solicited by this proxy statement as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

When are stockholder proposals due for the 2004 annual meeting?

        Any proposal pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934 to be considered for inclusion in our proxy materials for the next annual meeting of stockholders must be received at our principal executive offices no later than December 9, 2003. In addition, any stockholder who wishes to propose a nominee to the Board of Directors or submit any other matter to a vote at a meeting of stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from the Secretary of New Plan upon request. If a stockholder nomination or proposal is received before or after the range of dates specified in the advance notice provisions, our proxy materials for the next annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of the matter in the proxy materials.

*    *    *    *

YOU ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
/s/ WILLIAM NEWMAN WILLIAM NEWMAN Chairman of the Board

New York, New York
March 21, 2003

Appendix A

NEW PLAN EXCEL REALTY TRUST, INC.

2003 STOCK INCENTIVE PLAN

i

12.	UNRESTRICTED STOCK AWARDS			12
13.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK			12
	13.1.	General Rule		12
	13.2.	Surrender of Stock		12
	13.3.	Cashless Exercise		13
	13.4.	Other Forms of Payment		13
14.	DIVIDEND EQUIVALENT RIGHTS			13
	14.1.	Dividend Equivalent Rights		13
	14.2.	Termination of Service		13
15.	PERFORMANCE AND ANNUAL INCENTIVE AWARDS			13
	15.1.	Performance Conditions		13
	15.2.	Performance or Annual Incentive Awards Granted to Designated Covered Employees		14
		15.2.1.	Performance Goals Generally	14
		15.2.2.	Business Criteria	14
		15.2.3.	Timing For Establishing Performance Goals	14
		15.2.4.	Settlement of Performance or Annual Incentive Awards; Other Terms	15
	15.3.	Written Determinations		15
	15.4.	Status of Section 15.2 Awards Under Code Section 162(m)		15
16.	PARACHUTE LIMITATIONS			15
17.	REQUIREMENTS OF LAW			16
	17.1.	General		16
	17.2.	Rule 16b-3		17
18.	EFFECT OF CHANGES IN CAPITALIZATION			17
	18.1.	Changes in Stock		17
	18.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction		17
	18.3.	Corporate Transaction		18
	18.4.	Adjustments		18
	18.5.	No Limitations on Company		19
19.	GENERAL PROVISIONS			19
	19.1.	Disclaimer of Rights		19
	19.2.	Nonexclusivity of the Plan		19
	19.3.	Withholding Taxes		19
	19.4.	Captions		20
	19.5.	Other Provisions		20
	19.6.	Number And Gender		20
	19.7.	Severability		20
	19.8.	Governing Law		20

ii

NEW PLAN EXCEL REALTY TRUST, INC.

2003 STOCK INCENTIVE PLAN

        New Plan Excel Realty Trust, Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its 2003 Stock Incentive Plan (the "Plan"), as follows:

1.    PURPOSE

        The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors and employees, and to motivate such officers, directors and employees to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors and employees an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.    DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1    "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

        2.2    "Annual Incentive Award" means an Award made subject to attainment of performance goals (as described in Section 15) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

        2.3    "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Dividend Equivalent Right or Unrestricted Stock under the Plan.

        2.4    "Award Agreement" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.5    "Benefit Arrangement" shall have the meaning set forth in Section 16 hereof.

        2.6    "Board" means the Board of Directors of the Company.

        2.7    "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.8    "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.9    "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

        2.10    "Company" means New Plan Excel Realty Trust, Inc.

        2.11    "Corporate Transaction" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger, consolidation or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 80% or more of the combined voting power of all classes of stock of the Company.

        2.12    "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

        2.13    "Director" means a member of the Board.

        2.14    "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.15    "Dividend Equivalent Right" means a right, granted to a Grantee under Section 14 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

        2.16    "Effective Date" means the date the Plan is approved by the Company's stockholders.

        2.17    "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.18    "Executive Officer" means an executive officer within the meaning of the Sarbanes-Oxley Act of 2002. For this purpose, and without limiting the foregoing, Executive Officer will include an "executive officer" of the Company within the meaning of Rule 3b-7 under the Exchange Act.

        2.19    "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on the New York Stock Exchange or another established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the New York Stock Exchange composite tape, or if not listed on the New York Stock Exchange, such other exchange or in such market (if there is more than one such exchange or market and the Stock is not listed on the New York Stock Exchange, the Board shall determine the appropriate exchange or market) on the last trading day preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such last preceding trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

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        2.20    "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

        2.21    "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

        2.22    "Grantee" means a person who receives or holds an Award under the Plan.

        2.23    "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.24    "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.25    "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.26    "Option Price" means the exercise price for each share of Stock subject to an Option.

        2.27    "Other Agreement" shall have the meaning set forth in Section 16 hereof.

        2.28    "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.29    "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 15) over a performance period of up to ten (10) years.

        2.30    "Plan" means this New Plan Excel Realty Trust, Inc. 2003 Stock Incentive Plan.

        2.31    "Purchase Price" means the purchase price, if any, for each share of Stock pursuant to a grant of Restricted or Unrestricted Stock.

        2.32    "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.33    "Restricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 11 hereof.

        2.34    "SAR Exercise Price" means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

        2.35    "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.36    "Service" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of

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the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

        2.37    "Service Provider" means an employee, officer or director of the Company or an Affiliate currently providing services to the Company or an Affiliate.

        2.38    "Stock" means the common stock, par value $.01 per share, of the Company.

        2.39    "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 10 hereof.

        2.40    "Stock Unit" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

        2.41    "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.42    "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

        2.43    "Unrestricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 12 hereof.

3.    ADMINISTRATION OF THE PLAN

        3.1.    Board

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's articles of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

        3.2.    Committee.

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the articles of incorporation and by-laws of the Company and applicable law.

          (i)    Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and (b) meet such other requirements as may be established from time to time by the Securities and Exchange

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  Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

          (ii)  The Board or the Committee may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

        3.3.    Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

        (i)    designate Grantees,

        (ii)  determine the type or types of Awards to be made to a Grantee,

        (iii) determine the number of shares of Stock to be subject to an Award,

        (iv)  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

        (v)  prescribe the form of each Award Agreement evidencing an Award, and

        (vi)  amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom; provided, however, such authority does not include the authority to decrease the Option Price of any Option after the date of grant except for adjustments pursuant to Section 18.

        Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise acting in competition with the Company or any Affiliate

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thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, except to the extent otherwise provided in an agreement or contract with a Grantee, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

        3.4.    Deferral Arrangement.

        The Board may permit the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

        3.5.    No Liability.

        No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.    STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be four million seven hundred fifty thousand (4,750,000) shares. Notwithstanding the preceding sentence, the aggregate number of shares of Stock which cumulatively may be available for issuance pursuant to Awards other than Awards of Options shall not exceed one million (1,000,000) shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 19.3 the withholding obligation of any Grantee with respect to an Option, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

5.    EFFECTIVE DATE, DURATION AND AMENDMENTS

        5.1.    Effective Date.

        The Plan shall be effective as of the Effective Date. If the stockholders fail to approve the Plan within one year after the adoption of the Plan by the Board, the Plan shall be null and void and of no effect.

        5.2.    Term.

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

        5.3.    Amendment and Termination of the Plan

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be

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contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.    AWARD ELIGIBILITY AND LIMITATIONS

        6.1.    Company or Subsidiary Employees; Service Providers;

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any such Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

        6.2.    Successive Awards.

        An eligible person as described in Section 6.1 may receive more than one Award, subject to such restrictions as are provided herein.

        6.3.    Limitation on Shares of Stock Subject to Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

        (i)    the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is four million seven hundred fifty thousand (4,750,000); and

        (ii)  the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is one million (1,000,000).

        The preceding limitations in this Section 6.3(i) and (ii) are subject to adjustment as provided in Section 18 hereof.

        6.4.    Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

        6.5.    Stand-Alone, Additional, Tandem, and Substitute Awards

        Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the

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new Award. Notwithstanding the foregoing, an outstanding Option granted under the Plan may not be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price "discounted" by the amount of the cash compensation surrendered).

7.    AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions among Awards but shall not be inconsistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.    TERMS AND CONDITIONS OF OPTIONS

        8.1.    Option Price

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

        8.2.    Vesting.

        Subject to Sections 8.3 and 18.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of some or all of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, or (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause subject to the terms of any employment agreement. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

        8.3.    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

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        8.4.    Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board.

        8.5.    Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.

        8.6.    Method of Exercise.

        An Option that is exercisable shall be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company or as otherwise permitted by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

        8.7.    Rights of Holders of Options

        Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        8.8.    Delivery of Stock Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

        8.9.    Book Entry

        Notwithstanding any other provision of this Plan to the contrary, the Company may, in its discretion, use the book entry method for recording Stock issuances in lieu of issuing stock certificates.

9.    TRANSFERABILITY OF OPTIONS

        9.1.    Transferability of Options

        Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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        9.2.    Family Transfers.

        Unless otherwise provided in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.  STOCK APPRECIATION RIGHTS

        10.1.    Right to Payment.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.

        10.2.    Other Terms.

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

11.  RESTRICTED STOCK AND STOCK UNITS

        11.1.    Grant of Restricted Stock or Stock Units.

        The Board is authorized to grant Restricted Stock or Stock Units to Grantees, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

        11.2.    Restrictions.

        At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the

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restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 15.1 and 15.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

        11.3.    Restricted Stock Certificates.

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date or issue such Restricted Stock by the book entry method. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

        11.4.    Rights of Holders of Restricted Stock.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends or other distributions declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All non-cash distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

        11.5.    Rights of Holders of Stock Units.

          11.5.1.    Voting and Dividend Rights.

        Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

          11.5.2.    Creditor's Rights.

        A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

        11.6.    Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with

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respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends or other distributions with respect to shares of Restricted Stock or Stock Units.

        11.7.    Purchase of Restricted Stock.

        The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

        11.8.    Delivery of Stock.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. If the restricted period has not expired or terminated as to all of the shares of Restricted Stock covered by a certificates for the Restricted Stock that has previously been delivered to the Grantee, as provided in Section 11.3, a new certificate for the remaining shares of Restricted Stock shall be delivered to the Grantee which certificate shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.  UNRESTRICTED STOCK AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

13.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

        13.1.    General Rule.

        Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

        13.2.    Surrender of Stock.

        To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock (by either actual delivery or by attestation), which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value.

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        13.3.    Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides, and subject to other restrictions the Company may impose on the sale of Stock, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3. Executive Officers and Directors will not be permitted to use the cashless method of exercise described in this paragraph without the express prior consent of the Company and only to the extent permitted by law.

        13.4.    Other Forms of Payment.

        To the extent the Award Agreement so provides or as otherwise agreed by the Board, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

14.  DIVIDEND EQUIVALENT RIGHTS

        14.1.    Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

        14.2.    Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

15.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS

        15.1.    Performance Conditions

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem

13

appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 15.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

        15.2.    Performance or Annual Incentive Awards Granted to Designated Covered Employees

        If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2.

          15.2.1.    Performance Goals Generally.

        The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

          15.2.2.    Business Criteria.

        One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity; (15) revenue and (16) funds from operations.

          15.2.3.    Timing For Establishing Performance Goals.

        Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

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          15.2.4.    Settlement of Performance or Annual Incentive Awards; Other Terms.

        Settlement of such Performance or Annual Incentive Awards shall be in Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

        15.3.    Written Determinations.

        All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

        15.4.    Status of Section 15.2 Awards Under Code Section 162(m)

        It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.  PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for

15

the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

17.  REQUIREMENTS OF LAW

        17.1.    General.

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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        17.2.    Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

        18.1.    Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares, effected in all such cases, without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

        18.2.    Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

        Subject to Section 18.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award,

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any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

        18.3.    Corporate Transaction.

        Subject to the exceptions set forth in the last sentence of this Section 18.3 and the last sentence of Section 18.4:

        (i)    upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Corporate Transaction, and

        (ii)  either of the following two actions shall be taken:

          (A)  prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for such reasonable period of time as the Board determines, or

          (B)  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 18.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs and Restricted Stock theretofore granted, or for the substitution for such Options, SARs and Restricted Stock for new common stock options and stock appreciation rights and new common stock restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

        18.4.    Adjustments.

        Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee,

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for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2 and 18.3.

        18.5.    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

19.  GENERAL PROVISIONS

        19.1.    Disclaimer of Rights

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        19.2.    Nonexclusivity of the Plan

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

        19.3.    Withholding Taxes

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by

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the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

        19.4.    Captions

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        19.5.    Other Provisions

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

        19.6.    Number And Gender

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

        19.7.    Severability

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        19.8.    Governing Law

        The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

*    *    *

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Appendix B

NEW PLAN EXCEL REALTY TRUST, INC.

Charter of the
Audit Committee

I.    Purpose

        The principal purposes of the Audit Committee (the "Committee") of the Board of Directors of New Plan Excel Realty Trust, Inc. (the "Company") are to assist the Board in the oversight of (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, (iii) the qualification and independence of the Company's independent auditors, and (iv) the performance of the Company's internal audit function and independent auditors.

II.  Composition and Qualification

        The Committee shall be comprised of at least three (3) members of the Board, one of whom shall serve as Chairman of the Committee. The Chairman and all other members of the Committee shall meet the independence, experience and financial literacy and expertise requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the Securities Exchange Act of 1934, as amended, and applicable rules and regulations of the Securities and Exchange Commission (the "Commission"), all as in effect from time to time. Because of the Committee's demanding role and responsibilities, and the time commitment of each attendant to Committee membership, no member of the Committee, including the Chairman, shall serve on the audit committee of more than three (3) public companies at any one time, including the Committee.

        To ensure independence and to otherwise avoid any potential conflicts of interest, members of the Committee may not (other than fees and equity received as compensation for serving as a director) accept or receive any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any of its subsidiaries. Because of the significantly greater time commitment of Committee members and in consideration thereof, the Board recognizes that it is appropriate for members of the Committee to receive reasonable compensation greater than that paid to other members of the Board.

        The Chairman and other members of the Committee shall be appointed by the Board, subject to satisfying the standards set forth above. Committee members may be removed by a majority vote of the Board, with or without cause. Any member of the Committee may resign at any time by giving written notice of his or her resignation to the Board.

III. Meetings

        The Committee shall meet at least quarterly, or more frequently as the Committee or the Board deems necessary or appropriate.

IV.  Goals, Authority, Responsibilities and Duties

General

        The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any accounting firm employed by the Company (including the resolution of disputes between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and such firm shall report directly to the Committee.

        The Committee shall:

Financial Statement and Disclosure Matters

1.
Review and discuss the annual audited financial statements with management and the Company's independent auditors, including the results of the independent auditor's review of the financial statements, any major issues regarding accounting and auditing principles and practices, the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and the adequacy of the Company's internal controls that could significantly affect the Company's financial statements, prior to the Company's issuing its fourth quarter earnings release and filing its Annual Report on Form 10-K, and determine whether to recommend to the Board the inclusion of such financial statements in the Company's Annual Report on Form 10-K for the applicable fiscal year.

2.
Review and discuss the quarterly financial statements with management and the Company's independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations," prior to the Company's issuing its quarterly earnings release and filing its Quarterly Report on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.
Discuss generally with management earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies.

4.
Review and discuss with management and the independent auditor any significant financial reporting issues and judgments raised by them in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles and practices, any major issues as to the adequacy of the Company's internal controls (and any special steps taken as a result of any material control deficiencies that were identified), the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

5.
Discuss with management and the independent auditor the effect of new regulatory and accounting initiatives and the impact thereof on the Company's financial statements.

6.
Discuss with management and the independent auditor all off-balance sheet structures and the impact thereof on the Company's financial statements.

7.
Meet separately and periodically with management, internal auditors (or other personnel responsible for the internal audit function) and the independent auditors to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Committee shall also review and evaluate the Company's processes and policies for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas. As part of this process, the Committee should discuss guidelines and policies to govern the process by which this is handled.

8.
Review with the independent auditor any audit problems or difficulties the auditor may have encountered in the course of the audit work, including any restrictions on the scope of

2

  activities or access to requested information and any significant disagreements with management, and management's response. Such review should include:

  (a)
  any accounting adjustments that were noted or proposed by the independent auditor but were passed (as immaterial or otherwise);

  (b)
  any communications between the independent auditor and its national office respecting auditing or accounting issues presented by the engagement;

  (c)
  any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditor to the Company; and

  (d)
  the responsibilities, budget and staffing of the Company's internal audit function.

9.
Review the following matters with the independent auditor (such matters shall be timely reported to the Committee by the independent auditor):

(a)
All critical accounting policies and practices to be used;

(b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the preferred treatment of the auditor; and

(c)
Other material written communications between the auditor and management, including any management letter or schedule of unadjusted differences.

10.
Meet with the officers certifying the Company's periodic reports pursuant to Section 302 of the Sarbanes-Oxley Act, and any other officers that the Committee deems necessary or appropriate, to review and evaluate the disclosure controls and procedures and internal controls established by the Company, and to determine whether such officers have identified any weaknesses or concerns with respect to such procedures and controls.

11.
Meet with the officers certifying the Company's periodic reports pursuant to Section 302 of the Sarbanes-Oxley Act and with the Company's independent auditor to discuss any deficiencies and fraud.

Oversight of the Company's Relationship With the Independent Auditor

12.
Be directly responsible and have the sole authority to appoint, discharge and replace the independent auditors to be retained by the Company and to pre-approve all audit services, including the compensation of the independent auditors and all audit engagement fees and terms. The Committee may consult with management but shall not delegate these responsibilities to management.

13.
Have the sole authority to, and shall, review and pre-approve any engagement of the Company's independent auditor to provide any permitted non-audit service to the Company that is not prohibited by law. The Committee shall have the ability to delegate the authority to pre-approve non-audit services to one (1) or more designated members of the Committee. If such authority is delegated, the delegated member(s) of the Committee shall prepare a memorandum regarding the action taken, and shall report to the full Committee, at the next Committee meeting, all items pre-approved by the designated member(s).

14.
Receive periodic reports, at least annually, prepared by the independent auditors regarding (i) the auditors' internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to

3

  deal with any such issues, and (iii) the auditor's independence and all relationships between the independent auditor and the Company. The Committee shall discuss such reports with the auditor, and take appropriate action on any disclosed relationship to satisfy itself of the auditor's independence. As part of this process, the Committee should evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence (and taking into account the opinions of management). The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

15.
Ensure that the Committee receives, annually, a letter of independence from the independent auditor, and recommend that the Board take appropriate action in response to such letter to satisfy itself of the independence of the auditor.

16.
Review the experience and qualifications of the senior members of the independent auditor team and the performance of the independent auditor (which firm ultimately is accountable to the Committee and the Board).

17.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

18.
At each quarterly meeting of the Committee, review all engagements of the Company's independent auditor for non-audit services that occurred during the prior fiscal quarter.

19.
Review and assess on at least an annual basis the Company's hiring policies with regard to employees or former employees of the independent auditor.

20.
Request evidence from the independent auditors confirming that such firm is registered with the Public Company Accounting Oversight Board.

21.
Request a representation letter from the Company's independent auditor prior to the commencement of the audit engagement confirming that the lead (or coordinating) audit partner and the reviewing audit partner have not performed audit services for the Company in each of the previous five (5) fiscal years.

22.
Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

23.
Obtain from the Company's independent auditor the inspection report of the Public Company Accounting Oversight Board.

24.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

25.
Review and assess the adequacy and effectiveness of the Company's internal audit function and any significant reports to management prepared by the internal audit department and management's response thereto, if any.

Compliance Oversight Responsibilities

26.
Review with the Company's General Counsel (or, in the absence of such officer, other legal counsel of the Company) legal matters that are brought to the Committee's attention that

4

  may have a material impact on the Company's financial statements and compliance policies, as well as any material reports or inquiries received from regulatory bodies.

27.
Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

28.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

29.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

30.
Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, and providing whistleblower protection for any employee, contractor, subcontractor or agent who provides information in accordance with such process. The Committee shall disseminate the mechanics of such process to all employees.

31.
Provide the New York Stock Exchange annually or as required as a result of changes in the composition of the Committee with written confirmation of compliance regarding the requirements of the New York Stock Exchange, as the same may change from time to time, concerning the Committee.

V.    Additional Powers

1.
The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

2.
The Committee shall have the authority to form, and delegate to, one or more subcommittees as it deems necessary or appropriate.

3.
The Committee shall have the sole authority, to the extent it deems necessary or appropriate, to retain and engage advisers for advice and assistance, including any independent accounting or legal counsel, and shall have the sole authority to approve the advisers' fees and other retention terms.

4.
The Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

5.
Advise the Company of the funding requirements necessary to pay the auditors for the purpose of rendering the audit report and to pay any other advisers employed by the audit committee.

VI.  Reports to Stockholders and Board

1.
The Committee shall prepare the report of the Committee for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations.

2.
The Committee shall regularly report to the Board regarding the status and disposition of the above matters.

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VII.   Annual Committee Review

        The Committee shall conduct an annual review and self-evaluation to determine whether it is functioning effectively and report on such review and evaluation to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

VIII.  Disclosure

        This Charter shall be posted on the Company's website.

IX.  Relationship with Auditors and Board

        The Company's independent auditors are ultimately accountable to the Board and to the Committee, as representatives of the stockholders of the Company.

        While the Committee has the responsibilities and powers set forth in this Charter, its function is one of oversight, and it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

Effective Date:        December 5, 2002

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DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

NEW PLAN EXCEL REALTY TRUST, INC.

Proxy for the Annual Meeting of Stockholders to be Held on May 14, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven F. Siegel and Joel F. Crystal, and each of them, as attorney-in-fact and proxy with full power of substitution to represent the undersigned and to vote all of the shares of Common Stock and Series D Depositary Shares of the Company, held of record by the undersigned on March 3, 2003, at the Annual Meeting of Stockholders to be held at The Princeton Club of New York, The James Madison Room, 15 West 43rd Street, New York, New York at 10:00 a.m. (New York City time) on May 14, 2003 and at any adjournment or postponement thereof. Said attorney-in-fact and proxy is instructed to vote as directed on the reverse side.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NEW PLAN EXCEL
REALTY TRUST, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

If this proxy card is properly executed and returned to the Company, the attorney-in-fact and proxy will vote all of the undersigned's shares entitled to vote on the matters hereon as directed hereon or, where no direction is indicated, the undersigned's vote will be cast FOR each of the matters hereon.

1.	Election of Directors.								FOR	AGAINST	ABSTAIN
	Nominees:	(01) Irwin Engelman, (02) Nina Matis, (03) H. Carl McCall, (04) Melvin Newman, (05) George Puskar and (06) Glenn J. Rufrano					2.	Approval of 2003 Stock Incentive Plan.	☐	☐	☐
			FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
		☐	For all nominees except as noted above				The attorney-in-fact and proxy will vote such shares as recommended by the Board of Directors, or, if no recommendation is given, in his own discretion with regard to any other matters as may properly come before the meeting, including any proposal to adjourn or postpone the meeting.
							MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐

STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE PREPAID ENVELOPE PROVIDED. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

Please sign exactly as name appears on this proxy card and date. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 14, 2003
PROXY STATEMENT
ABOUT THE MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 NEW PLAN EXCEL REALTY TRUST, INC. 2003 STOCK INCENTIVE PLAN
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(1)
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
NEW PLAN EXCEL REALTY TRUST, INC. 2003 STOCK INCENTIVE PLAN
TABLE OF CONTENTS
NEW PLAN EXCEL REALTY TRUST, INC. 2003 STOCK INCENTIVE PLAN
NEW PLAN EXCEL REALTY TRUST, INC. Charter of the Audit Committee